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                                       FAX
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                            Speizman Industries, Inc.
                                  P O Box 31215
                               508 West 5th Street
                               Charlotte, NC 28231
                  Phones: (704) 372-3751 o Fax: (704) 376-3153
                       o Export Sales Fax: (704) 372-0315
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COMPANY:       Orizio Paolo, S.p.A.                  No. of Pages:         1
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LOCATION:      Italy                                 Fax No.  EXP/   2880-G    /98
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ATTENTION:     Massimo Conforti                             If you do not receive the
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                                                              please contact us at:
FROM:          C. Paisley Gordon                                      (704) 372-3751
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DATE:          April 29, 1998
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               YOUR FAX 1309 DATED APRIL 15,
SUBJECT:       1998...FAX OF 29 APRIL 1998
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cc:            Robert Speizman, Bryan Speizman, Josef Sklut, DR, File
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   Dear Massimo:

   We are in agreement with you to terminate our distributor agreement the end of April, 1998. We have enjoyed our relationship and feel as though we moved a number of machines but, due to pricing, we were unable to make any money representing Orizio. Thank you for all your help over the past years. It has been enjoyable working with you.

   Would you please advise your new representative in the United States that we have a number of new Orizio machines in stock and a large number of Orizio spare parts. Following is a list of the Orizio machinery and spare parts we have on hand.

   Thank you again for your help. I hope to see you again in the near future. Please advise if you have any questions.

   Yours truly,



   C. Paisley Gordon
   Vice President
   Knitted Fabric Division

   CPG/lb